Exhibit 99.1

PHH Corporation Comments on Consumer Financial Protection Bureau Action

Mt. Laurel, NJ — January 29, 2014 — PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today issued the following statement in response to the notice of charges filed by the Consumer Financial Protection Bureau (“CFPB”) related to the former activities of the Company’s mortgage reinsurance subsidiaries:

“We are extremely disappointed that the CFPB has filed a notice of charges related to our mortgage reinsurance subsidiaries’ former activities.  We believe the CFPB’s allegations grossly mischaracterize the legitimate business activities of our mortgage reinsurance subsidiaries, Atrium Insurance Corporation and Atrium Reinsurance Corporation. Such subsidiaries assumed significant risks, paid substantial claims and we believe complied with applicable statutory and regulatory requirements in existence during the period that such subsidiaries were engaged in the mortgage reinsurance business.

We firmly believe that we complied with the Real Estate Settlement Procedures Act and other laws applicable to our mortgage reinsurance activities. Our mortgage reinsurance subsidiaries were subject to regulatory supervision by their respective state insurance regulators, and their mortgage reinsurance agreements were structured in accordance with applicable regulatory guidance. We obtained an independent actuarial analysis of our mortgage reinsurance contracts to verify that such contracts incorporated appropriate transfers of risk and that the reinsurance premiums received by our mortgage reinsurance subsidiaries were commensurate with the risk assumed. We intend to vigorously defend against the CFPB’s allegations; however, there can be no assurance that we will be successful in such efforts given the inherent uncertainties involved in litigation.”

About PHH Corporation

Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading provider of business process management services for the mortgage and fleet industries. Its subsidiary, PHH Mortgage, is one of the largest originators and servicers of residential mortgages in the United States(1), and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. PHH is dedicated to delivering premier customer service and providing value-added solutions to its clients. For additional information about PHH and its subsidiaries, please visit the Company’s website at www.phh.com.

(1) Inside Mortgage Finance, Copyright 2013.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.   Generally, forward looking-statements are not based on historical facts but instead represent only our current beliefs regarding future events.  All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements.  Such statements may be identified by words such as “expects,” “anticipates,” “intends,”

“projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.”

You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature. You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally. Such periodic reports are available in the “Investors” section of our website at http://www.phh.com and are also available at http://www.sec.gov.  Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

Contact Information:

Investors
Jim Ballan
jim.ballan@phh.com
856-917-4311

Media
Dico Akseraylian
dico.akseraylian@phh.com
410-771-2038